UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

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SCHEDULE 14C

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Voya Mutual Funds

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INFORMATION STATEMENT
April 26, 2019
Voya Multi-Manager Emerging Markets Equity Fund
(A series of Voya Mutual Funds)
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034
1-800-992-0180
Voya Multi-Manager Emerging Markets Equity Fund is not asking you for a proxy regarding each new sub-sub-advisory agreement and you are requested not to send a proxy with respect to this Information Statement.

INTRODUCTION
Why did you send me this booklet?
This booklet includes an information statement (“Information Statement”) for Voya Multi-Manager Emerging Markets Equity Fund (the “Fund”), in which you have an interest. This Information Statement is furnished in connection with the approval of an amendment to the Fund’s sub-advisory agreement with Delaware Investments Fund Advisers (“DIFA” or “Sub-Adviser”) and the approval of new sub-sub-advisory agreements for the Fund. The Fund is a separate series of Voya Mutual Funds (the “Registrant”). This Information Statement will be made available on or about April 26, 2019 to shareholders, including shareholders of record as of the close of business on March 1, 2019 (the “Record Date”).
How can I obtain more information about the Fund?
Should you have any questions about the Fund, please do not hesitate to contact Shareholder Services toll free at 1-800-992-0180. A copy of the current prospectus, Statement of Additional Information (“SAI”), annual report, and semi-annual report is available, without charge, on the Internet at www.voyainvestments.com/literature or by contacting the Fund at:
Voya Investment Management
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034
1-800-992-0180

NOTICE OF NEW SUB-SUB-ADVISORY AGREEMENTS
What is happening?
At a meeting held on January 25, 2019, the Board of Trustees of the Registrant (the “Board”) approved amending the sub-advisory agreement between Voya Investments, LLC (“Voya Investments” or the “Adviser”), the Fund’s investment adviser, and DIFA (the “Amendment”) permitting DIFA to engage sub-sub-advisers to provide services to the sleeve (the “Delaware Sleeve”) of the Fund’s assets managed by DIFA. In addition, the Board approved sub-sub-advisory agreements (each a New Sub-Sub-Advisory Agreement”) between Macquarie Investment Management Business Trust (“Macquarie”) and Macquarie Funds Management Global Limited (“Macquarie Global”) and Macquarie Investment Management Hong Kong Limited (“Macquarie Hong Kong”),” (together, the “New Sub-Sub-Advisers”), effective March 1, 2019. DIFA continues to serve as the sub-adviser to the Delaware Sleeve; the New Sub-Sub-Advisers would provide services to the Delaware Sleeve as and to the extent DIFA delegates its sub-advisory services to them from time to time. Each of the New Sub-Sub-Advisers is an affiliate of DIFA.
The Fund and the Adviser have obtained an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) that permits the Adviser to enter into and materially amend sub-advisory agreements (including sub-sub-advisory agreements) with one or more sub-advisers, including certain affiliated sub-advisers, on behalf of a fund that it manages without obtaining shareholder approval of the new agreement subject to certain conditions, including that the Adviser furnishes shareholders of an affected fund with certain information about the new sub-advisory agreement or agreements. This Information Statement is intended to comply with that condition.
Who are the New Sub-Sub-Advisers?
Effective March 1, 2019, Macquarie Global and Macquarie Hong Kong were each added as a sub-sub-adviser to the Fund. Please see Appendix A for a listing of the names and the principal occupations of the principal executive officers of the New Sub-Sub-Advisers.
Macquarie Investment Management Global Limited
Macquarie Global is an investment adviser whose principal address is located at 50 Martin Place, Sydney, Australia 2000. As of December 31, 2018, Macquarie Global had approximately $49.7 billion in assets under management.
Macquarie Funds Management Hong Kong Limited
Macquarie Hong Kong is an investment adviser whose principal address is One International Finance Centre, 1 Harbour View Street, Central Hong Kong, SAR. As of December 31, 2018, Macquarie Hong Kong had $782 million in assets under management.
Macquarie Global and Macquarie Hong Kong are each a series of Macquarie, whose principal business address is located at 2005 Market Street, Philadelphia, PA 19103.
How did this change affect the management of the Fund?
Neither the Amendment nor the addition of the New Sub-Sub-Advisers to the Delaware Sleeve changed the management of the Fund. Liu-Er Chen remains the portfolio manager responsible for the day-to-day management of the Fund’s Delaware Sleeve. J.P. Morgan Investment Management Inc. and Van Eck Associates Corporation remain the sub-advisers of their respective sleeves.
Were there changes to the name of the Fund, its investment objective, principal investment strategies, or principal risks?
Neither the Amendment nor the addition of the New Sub-Sub-Advisers changed the Fund’s name, investment objective, principal investment strategies, or principal risks. The principal investment strategies employed by DIFA on behalf of the Delaware Sleeve did not change. The New Sub-Sub-Advisers are expected to provide services to DIFA such as quantitative support, performance attribution, trading services in the Australia-Asia time zone, and limited research. The New Sub-Sub-Advisers may provide DIFA with additional services in the future.
For reference purposes only, included below are the Fund’s current investment objective, principal investment strategies, and principal risks:
INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of issuers in emerging markets. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.
The Fund currently considers developing or emerging market countries to include most countries in the world except Australia, Canada, Japan, New Zealand, Hong Kong, Singapore, the United Kingdom, the United States, and most of the countries of Western Europe. An emerging market company is one (i) that is organized under the laws of, or has a principal place of business in, an emerging market; (ii) for which the principal securities market is in an emerging market; (iii) that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in an emerging market; or (iv) at least 50% of the assets of which are located in an emerging market. The Fund may invest in companies of any market capitalization.

Equity securities may include common stock, preferred stock, convertible securities, depositary receipts, participatory notes, trust or partnership interests, warrants and rights to buy common stock, and privately placed securities. The Fund may also invest in real estate-related securities including real estate investment trusts and non-investment-grade bonds (high-yield or “junk bonds”).
The Fund may invest in derivatives, including but not limited to, futures, options, swaps, and forward foreign currency exchange contracts as a substitute for securities in which the Fund can invest; to hedge various investments; to seek to reduce currency deviations, where practicable, for the purpose of risk management; to seek to increase the Fund’s gains; and for the efficient management of cash flows.
The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest. The Fund typically maintains full currency exposure to those markets in which it invests. However, the Fund may, from time to time, hedge a portion of its foreign currency exposure into the U.S. dollar.
The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and applicable exemptive orders thereunder (“1940 Act”).
Voya Investments, LLC (the “Investment Adviser”) allocates the Fund’s assets to different sub-advisers. The Investment Adviser may, from time to time, directly manage a portion of the Fund’s assets to seek to manage the Fund’s overall risk exposure, to achieve the Fund’s desired risk/return profile, and to effect the Fund’s investment strategies. The Investment Adviser may invest in futures and exchange-traded funds to implement its investment process.
Delaware Investments Fund Advisers (“DIFA”), J.P. Morgan Investment Management Inc. (“JPMorgan”), and Van Eck Associates Corporation (“VanEck”) are the Fund’s sub-advisers and provide the day-to-day management of the Fund. The sub-advisers act independently of each other and use their own methodology for selecting investments. The Investment Adviser will determine the amount of Fund assets allocated to each sub-adviser.
Each sub-adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Delaware Investments Fund Advisers
DIFA selects growth-oriented and value-oriented investments on the basis of the investment’s discount to its intrinsic value. When selecting growth-oriented securities, DIFA typically seeks high growth caused by secular economic factors. These factors may include demographics, economic deregulation, and technological developments. When selecting value-oriented securities, DIFA typically seeks lower valuations caused by cyclical economic factors or temporary changes in business operations. Strong management and sustainable business franchise are key considerations in selecting both growth-oriented and value-oriented securities.
In order to compare the value of different stocks, DIFA considers whether the future income stream on a stock is expected to increase faster than, slower than, or in line with the level of inflation. DIFA then estimates what it thinks the value of the anticipated future income stream would be worth if such income stream were being paid today. DIFA believes this gives it an estimate of the stock’s intrinsic value.
Because the Fund invests primarily in emerging market countries, there may be less information available for DIFA to use in making this analysis than is available for more developed countries. Currency analysis is an important part of the valuation exercise. DIFA attempts to determine whether a particular currency is overvalued or undervalued by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued, and when the dollar buys more, the foreign currency may be undervalued. Relative per capita income levels are also a key factor in this analysis.
J.P. Morgan Investment Management Inc.
JPMorgan emphasizes securities that it believes are ranked as undervalued, while underweighting or avoiding securities that appear overvalued.
JPMorgan believes that emerging markets are generally inefficient as demonstrated by the high and variable volatility of many emerging markets and individual companies in these markets. Corporate disclosure and transparency can vary widely thereby exacerbating the inefficiency of these markets and offering opportunities to experienced, well-informed active investors.
In managing its portion of the Fund, JPMorgan adheres to a disciplined process for stock selection and portfolio construction. A proprietary multi-factor model is used to quantitatively rank securities in the Fund’s investment universe which JPMorgan uses to select securities. Securities held in the Fund that JPMorgan believes have become overvalued and/or whose factor signals have deteriorated materially may be sold and are generally replaced with more attractive securities on the basis of JPMorgan’s disciplined investment process.
The portfolio construction process controls the sector and industry weights, number of stocks held, and position size. Risk or factor exposures are actively managed through portfolio construction. JPMorgan utilizes currency specialists in determining the extent and nature of the Fund’s exposure to various foreign currencies.
Van Eck Associates Corporation
VanEck selects emerging market countries that the Fund will invest in based on its evaluation of economic fundamentals, legal structure, political developments and other specific factors VanEck believes to be relevant. Utilizing qualitative and quantitative measures, VanEck seeks to invest in what it believes are reasonably-priced companies that have strong structural growth potential. VanEck seeks attractive investment opportunities in all areas of emerging markets, and utilizes a flexible investment approach across all market capitalizations.

PRINCIPAL RISKS
Company: The price of a company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, reduced demand for company goods or services, regulatory fines and judgments, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Convertible Securities: Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt instruments, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.
Credit: The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Currency: To the extent that the Fund invests directly or indirectly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Fund through foreign currency exchange transactions.
Derivative Instruments: Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Fund and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.
Foreign Investments/Developing and Emerging Markets: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.
Growth Investing: Prices of growth stocks are more sensitive to investor perceptions of the issuing company’s growth potential and may fall quickly and significantly if investors suspect that actual growth may be less than expected. There is a risk that funds that invest in growth-oriented stocks may underperform other funds that invest more broadly. Growth stocks tend to be more volatile than value stocks, and may underperform the market as a whole over any given time period.
High-Yield Securities: Lower quality securities (including securities that have fallen below investment-grade and are classified as “junk bonds” or “high yield securities”) have greater credit risk and liquidity risk than higher quality (investment-grade) securities, and their issuers’ long-term ability to make payments is considered speculative. Prices of lower quality bonds or other debt instruments are also more volatile, are more sensitive to negative news about the economy or the issuer, and have greater liquidity and price volatility risk.
Interest Rate: With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, the United States experiences a low interest rate environment, which may increase the Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. To the extent that the Fund invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential future changes in government policy may affect interest rates.
Investing through Stock Connect: Shares in mainland China-based companies that trade on Chinese stock exchanges such as the Shanghai Stock Exchange and the Shenzhen Stock Exchange (“China A-Shares”) may be purchased directly or indirectly through the Shanghai-Hong Kong Stock Connect (“Stock Connect”), a mutual market access program designed to, among other things, enable foreign investment in the People’s Republic of China (“PRC”) via brokers in Hong Kong. There are significant risks inherent in investing in China A-Shares through Stock Connect. The underdeveloped state of PRC’s investment and banking systems subjects the settlement, clearing, and registration of China A-Shares transactions to heightened risks. Stock Connect can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if either or both markets are closed on a U.S. trading day, the Fund may not be able to dispose of its China A-Shares in a timely manner, which could adversely affect the Fund’s performance.
Investment Model: A manager’s proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors. Funds that are actively managed, in whole or in part, according to a quantitative investment model can perform differently from the market as a whole based on the investment model and the factors used in the analysis, the weight placed on each factor, and changes from the factors’ historical trends. Mistakes in the construction and implementation of the investment models (including, for example, data problems and/or software issues) may create errors or limitations that might go undetected or are discovered only after the errors or limitations have negatively impacted performance. There is no guarantee that the use of these investment models will result in effective investment decisions for the Fund.
Liquidity: If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund’s manager might wish to sell, or at all. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, exposing the Fund to the risk that the price at which it sells illiquid securities will be less than the price at which they were valued when held by the Fund. The prices of illiquid securities may be more volatile than more liquid investments. The risks associated with illiquid securities may be greater in times of financial stress. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.
Market: Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods.Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of the Fund to achieve its investment objectives.
Market Capitalization: Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in larger companies. Investing in mid and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, more limited publicly available information, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may be more volatile and may decline significantly in market downturns.
Other Investment Companies: The main risk of investing in other investment companies, including exchange-traded funds (“ETFs”), is the risk that the value of the securities underlying an investment company might decrease. Shares of investment companies that are listed on an exchange may trade at a discount or premium from their net asset value. You will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund. The investment policies of the other investment companies may not be the same as those of the Fund; as a result, an investment in the other investment companies may be subject to additional or different risks than those to which the Fund is typically subject.
Prepayment and Extension: Many types of debt instruments are subject to prepayment and extension risk. Prepayment risk is the risk that the issuer of a debt instrument will pay back the principal earlier than expected. This may occur when interest rates decline. Prepayment may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a debt instrument subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Extension risk is the risk that the issuer of a debt instrument will pay back the principal later than expected. This may occur when interest rates rise. This may negatively affect performance, as the value of the debt instrument decreases when principal payments are made later than expected. Additionally, the Fund may be prevented from investing proceeds it would have received at a given time at the higher prevailing interest rates.
Real Estate Companies and Real Estate Investment Trusts (“REITs”): Investing in real estate companies and REITs may subject the Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, market interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property. Investments in REITs are affected by the management skill and creditworthiness of the REIT. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests.
Securities Lending: Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Fund will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Fund to be more volatile. The use of leverage may increase expenses and increase the impact of the Fund’s other risks.
Value Investing: Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in market interest rates, corporate earnings and industrial production. The manager may be wrong in its assessment of a company’s value and the securities the Fund holds may not reach their full values. A particular risk of the Fund’s value approach is that some holdings may not recover and provide the capital growth anticipated or a security judged to be undervalued may actually be appropriately priced. The market may not favor value-oriented securities and may not favor equities at all. During those periods, the Fund’s relative performance may suffer. There is a risk that funds that invest in value-oriented stocks may underperform other funds that invest more broadly.
What are the terms of the Amendment?
The description of the Amendment that follows is qualified in its entirety by reference to the copy of the sub-advisory agreement included in Appendix B.
The Amendment permits DIFA to engage sub-sub-advisers to provide services to the Delaware Sleeve; allows for DIFA to consult with the New Sub-Sub-Advisers regarding the transactions in securities or other assets of the Delaware Sleeve; and requires that any sub-sub-advisers are registered investment advisers under the Investment Advisers Act of 1940, as amended. No other terms of the sub-advisory agreement were changed pursuant to the Amendment.
What are the terms of the New Sub-Sub-Advisory Agreements?
The description of the New Sub-Sub-Advisory Agreements that follows is qualified in its entirety by reference to the copy of the forms of the New Sub-Sub-Advisory Agreements included in Appendix C.
Fees. DIFA as the sub-adviser and not the Adviser nor the Fund is responsible for any fees due under the New Sub-Sub-Advisory Agreements. For the fiscal year ended October 31, 2018, DIFA paid $0 in sub-sub-advisory fees.
Sub-Sub-Advisory Services. The New Sub-Sub-Advisory Agreements contemplate that the sub-sub-advisers may provide services to DIFA such as quantitative support, performance attribution, trading services in the Australia-Asia time zone, and limited research. The New Sub-Sub-Advisers may provide DIFA with additional services in the future.
Limitation of Liability. The New Sub-Sub-Advisory Agreements provide that the sub-sub-adviser, any affiliated person of the sub-sub-adviser, with the exception of DIFA, performing services for the Fund contemplated thereby and the partners, directors, officers and employees of the New Sub-Sub-Adviser and such affiliates, shall not be liable for, any error of judgement or mistake of law, or for any loss suffered by the sub-adviser or by the Fund or the Registrant in connection with any services rendered under the agreement except by reason of a breach of fiduciary duty with respect to the receipt of compensation or a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of the sub-sub-adviser’s duties, or by reason of reckless disregard of the sub-sub-adviser’s duties.
Term and Continuance. After an initial two-year term, each New Sub-Sub-Advisory Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (1) the Board or (2) the vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding shares voting as a single class; provided that, in either event, the continuance is also approved at least annually by a majority of those Trustees who are neither parties to the agreement nor “interested persons” (as defined in the 1940 Act) of any such party nor have any interest in the agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.
Termination. The New Sub-Sub-Advisory Agreements may be terminated at any time, without the payment of any penalty upon 60 days’ written notice to the sub-sub-adviser, by: (1) the Registrant; (2) DIFA, provided that such termination shall be directed or approved by the vote of a majority of the Trustees of the Registrant or by the vote of the holders of a majority of the outstanding voting securities of the Fund entitled to vote; or (3) DIFA. The sub-sub-adviser may terminate the applicable New Sub-Sub-Advisory Agreement at any time, without the payment of any penalty upon 60 days’ written notice. Each New Sub-Sub-Advisory Agreement will also terminate automatically upon its assignment or any termination of the sub-advisory agreement with DIFA.
What factors did the Board consider?
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that when an investment company such as the Registrant, on behalf of the Fund, enters into a new sub-sub-advisory agreement, the Board, including a majority of Board members who have no direct or indirect interest in the sub-sub-advisory agreement, and who are not “interested persons” of the Fund, as such term is defined under the 1940 Act (“Independent Trustees”), approve the new arrangement. Thus, at an in-person meeting on January 25, 2019, the Board considered a proposal by management that the Board approve the Amendment and the New Sub-Sub-Advisory Agreements. The Fund has been sub-advised by DIFA, a series of Macquarie, and J.P. Morgan Investment Management Inc. since October 11, 2011, and by Van Eck Associates Corporation since August 24, 2015.
In determining whether to approve the New Sub-Sub-Advisory Agreements, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the New Sub-Sub-Advisory Agreements should be approved for the Fund.
The materials provided to the Board to inform its consideration of whether to approve the Amendment and the New Sub-Sub-Advisory Agreements included the following: (1) memoranda and related materials provided to the Board in advance of its January 25, 2019 meeting discussing: (a)  DIFA’s rationale for requesting that Macquarie Global and Macquarie Hong Kong be added as sub-sub-advisers to the Fund, including a discussion of the services Macquarie Global and Macquarie Hong Kong would provide under the New Sub-Sub-Advisory Agreements; and (b) how Macquarie Global and Macquarie Hong Kong would support DIFA’s investment process and trading for DIFA’s portion of the Fund; (2) DIFA’s responses to inquiries from K&L Gates LLP, counsel to the Independent Trustees; (3) supporting documentation, including a copy of the Amendment and a copy of each of the proposed New Sub-Sub-Advisory Agreements; and (4) other information relevant to the Board’s evaluation.

In reviewing the proposed Amendment and the New Sub-Sub-Advisory Agreements, the Board considered a number of factors, including, but not limited to, the following: (1) the view of the Adviser, regarding the reputation of DIFA, Macquarie Global, and Macquarie Hong Kong and their current and proposed services, respectively; (2) the nature, extent and quality of the services to be provided by Macquarie Global and Macquarie Hong Kong under the New Sub-Sub-Advisory Agreements, including that Macquarie Global and Macquarie Hong Kong would only provide quantitative, research, and trading support to DIFA with respect to DIFA’s portion of the Fund; (3) the personnel, operations, financial condition, investment management capabilities, and resources of Macquarie Global and Macquarie Hong Kong; (4) that Macquarie Global and Macquarie Hong Kong would not receive any fees under the New Sub-Sub-Advisory Agreements; and (5) the potential fall-out benefits to Macquarie Global and Macquarie Hong Kong and their affiliates from their relationship with the Fund.
The Board did not consider the profitability of Macquarie Global and Macquarie Hong Kong under the respective New Sub-Sub-Advisory Agreements because it did not view this data as essential to its deliberations, given the arm’s-length nature of the relationship between the Adviser and DIFA, Macquarie Global and Macquarie Hong Kong, none of which is affiliated with the Adviser, with respect to the negotiation of sub-advisory fee rates from which any sub-sub-advisers would also be paid and that Macquarie Global and Macquarie Hong Kong would not receive any fees under the New Sub-Sub-Advisory Agreements. The Board also considered that any expected “fall-out” benefits that would accrue to Macquarie Global and Macquarie Hong Kong and their affiliates from Macquarie Global’s and Macquarie Hong Kong’s relationships with the Fund, such as the ability to engage in soft-dollar transactions and the benefits to DIFA’s, Macquarie Global’s, and Macquarie Hong Kong’s image from servicing the Fund, were reasonable. The Board determined that any economies of scale that may be realized by Macquarie Global and Macquarie Hong Kong as DIFA’s portion of the Fund (or Macquarie Global’s and Macquarie Hong Kong’s allocations of DIFA’s portion of the Fund) grows larger were not relevant to the Board’s consideration of the New Sub-Sub-Advisory Agreements because no fees would be paid to Macquarie Global and Macquarie Hong Kong under the New Sub-Sub-Advisory Agreements.
After its deliberation, the Board reached the following conclusions: (1) Macquarie Global and Macquarie Hong Kong should be appointed to serve as sub-sub-advisers to the Fund under the New Sub-Sub-Advisory Agreements; (2) the nature, extent and quality of the services to be provided by Macquarie Global and Macquarie Hong Kong under the New Sub-Sub-Advisory Agreements were reasonable; and (3) the sub-sub-advisory fee rate schedules under the New Sub-Sub-Advisory Agreements are reasonable. Based on these conclusions and other factors, the Board voted to approve the Amendment and the New Sub-Sub-Advisory Agreements for the Fund. During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

GENERAL INFORMATION ABOUT THE INFORMATION STATEMENT
Who are the service providers to the Fund?
Voya Investments, LLC
Voya Investments, an Arizona limited liability company, has overall responsibility for the management of the Fund. Voya Investments oversees all investment advisory and portfolio management services and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Voya Investments is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment adviser.
The Adviser is an indirect, wholly-owned subsidiary of Voya Financial, Inc. Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. Voya Investments' principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. As of December 31, 2018, Voya Investments managed approximately $78.5 billion in assets.
Please see Appendix A for a listing of the names, addresses, and principal occupations of the principal executive officers of the Adviser and the New Sub-Sub-Advisers. Please see Appendix D for a list of officers and Trustees of the Fund that are employees of the Adviser. For services provided under the investment advisory agreement, the Fund paid $3,767,792.00 in advisory fees to the Advisor for the fiscal year ended October 31, 2018. The Adviser paid DIFA, J.P. Morgan Investment Management Inc., and Van Eck Associates Corporation aggregate sub-advisory fees of $1,764,694.08, which represented approximately 0.52% of the Fund’s average daily net assets for the fiscal year ended October 31, 2018.
Voya Investments Distributor, LLC (“Distributor”)
The Distributor is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. The Distributor is an indirect, wholly-owned subsidiary of Voya Financial, Inc. and is an affiliate of the Adviser.
The Distributor is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 1-800-289-9999.
For services provided under the distribution agreement, the Fund paid $113,394.00 to the Distributor for the fiscal year ended October 31, 2018. For the fiscal year ended October 31, 2018, the Fund paid no brokerage fees to an affiliate.
Can shareholders submit proposals for consideration in a future Proxy Statement?
The Fund is not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed. Whether a proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws.
Why did my household only receive one copy of this Information Statement?
Only one copy of this Information Statement may be mailed to each household, even if more than one person in the household is a shareholder of record, unless the Fund has received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Information Statement, please contact Shareholder Services at 1-800-992-0180. If in the future, any shareholder does not wish to combine or wishes to recombine the mailing with household members, please inform the Fund in writing at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034 or via telephone at 1-800-992-0180.
Who pays for this Information Statement?
The Sub-Adviser will pay the expenses incurred in connection with this Information Statement, including the printing, mailing, legal, and out-of-pocket expenses. These expenses are estimated to be $21,100.
How many shares were outstanding as of the Record Date?
As of March 1, 2019, the following shares of beneficial interest of the Fund were outstanding:
Class	Shares Outstanding
Class A	1,981,639.72
Class C	282,047.67
Class I	24,566,136.81
Class P3	433,518.83
Class R	9,960.44
Class W	5,251,835.48
Total	32,525,138.95

Appendix E lists the persons that, as of March 1, 2019, owned beneficially or of record 5% or more of the outstanding shares of the Fund. To the best of the Fund’s knowledge, as of March 1, 2019, no Trustee or officers owned 1% or more of the outstanding shares of the Fund. As of March 1, 2019, none of the Independent Trustees nor their immediate family members owned any shares of the Adviser or principal underwriter or of any entity controlling, controlled by, or under common control with the Adviser or principal underwriter (not including registered investment companies).

APPENDIX A: PRINCIPAL EXECUTIVE OFFICERS
Executive Officers of Voya Investments, LLC
7337 E. Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Name and Title
Michael Bell – Chief Executive Officer
Dina Santoro – President
James M. Fink – Managing Director
Stanley D. Vyner – Executive Vice President and Chief Investment Risk Officer
Kimberly A. Anderson – Senior Vice President and Assistant Secretary
Micheline S. Faver – Vice President and Chief Compliance Officer
Todd Modic – Senior Vice President
Huey P. Falgout, Jr. – Senior Vice President and Secretary
Executive Officers of Macquarie Investment Management Global Limited
50 Martin Place, Sydney, Australia 2000
Name and Title
Bruce Terry - Director
Raj Gohil – Director
Graham Maiden – Director
Brett Lewthwaite – Director
Scot Thompson – Director and Co-Head of Systematic Investments Team
Benjamin Leung – Co-Head of Systematic Investments Team
Executive Officers of Macquarie Funds Management Hong Kong Limited
One International Finance Centre, 1 Harbor View Street, Central Hong Kong, SAR
Name and Title
John Bugg – Director and Head of Asian Listed Equities
John Yee – Head of China Research
Manish Bishnoi – Head of India and ASEAN Research
Benjamin Austin – Chief Compliance Officer
Nicholas Bird – Director

APPENDIX B
AMENDED AND RESTATED SUB-ADVISORY AGREEMENT
VOYA MUTUAL FUNDS
AGREEMENT, effective as of November 18, 2014, between Voya Investments, LLC, an Arizona limited liability company (the “Manager”), and Delaware Investments Fund Advisers (the “Sub-Adviser”), a series of Macquarie Investment Management Business Trust, a Delaware statutory trust, and amended and restated effective as of March 1, 2019.
WHEREAS, Voya Mutual Funds (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company; and
WHEREAS, the Fund is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations; and
WHEREAS, the Fund may offer shares of additional series in the future; and
WHEREAS, pursuant to an Investment Management Agreement, dated November 18, 2014, as amended and restated on May 1, 2015 (the “Investment Management Agreement”), a copy of which has been provided to the Sub-Adviser, the Fund has retained the Manager to render advisory and management services with respect to certain of the Fund’s series; and
WHEREAS, pursuant to authority granted to the Manager in the Investment Management Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the Fund, and the Sub-Adviser is willing to furnish such services to the Fund and the Manager; and
WHEREAS, the Sub-Adviser wishes to retain certain of its affiliates, each of which is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), to assist it in furnishing advisory services to one or more series of the Fund.
NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:
1.	Appointment. The Manager hereby appoints the Sub-Adviser to provide advisory services to the series of the Fund set forth on Schedule A hereto (the “Series”) for the periods and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. To the extent that the Sub-Adviser is not the only person providing investment advisory services to a Series, the term “Series” shall be interpreted for purposes of this Agreement to only include those assets of the Series over which the Sub-Adviser is directed by the Manager to provide investment advisory services.
In the event the Fund designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.
2.	Sub-Adviser Duties. Subject to the supervision of the Fund’s Board of Trustees and the Manager, the Sub-Adviser will provide a continuous investment program for each Series’ portfolio and determine in its discretion the composition of the assets of each Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest. To the extent permitted by the investment policies of each Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series. The Sub-Adviser will provide the services under this Agreement in accordance with each Series’ investment objective or objectives, policies, and restrictions as stated in the Fund’s Registration Statement filed with the Securities and Exchange Commission (“SEC”), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly following any such amendment. The Sub-Adviser further agrees as follows:
(a)	The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund’s Board of Trustees of which the Sub-Adviser has been sent a copy, and the provisions of the Registration Statement of the Fund filed under the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager’s portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager and agreed to by the Sub-Adviser. In carrying out its duties under the Sub-Advisory Agreement, the Sub-Adviser will comply with the following policies and procedures:
(i)	The Sub-Adviser will (1) manage each Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”), and (2) manage each Series so that, no action or omission on the part of the Sub-Adviser shall cause a Series to fail to comply with the diversification requirements of Section 817(h) of the Code, and the regulations issued thereunder. Notwithstanding the foregoing, and for elimination of doubt, the Adviser and the Fund hereby acknowledge that the Sub-Adviser shall not be responsible for actions or omissions on the part of the Adviser with respect to the management of the Series or the assets of a Series other than those specifically managed by the Sub-Adviser, if the management of such assets causes the Series to fail to comply with either (i) Section 851 of the Code, (ii) Section 817(h) of the Code, as described above.
(ii)	The Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested in connection with annual and special meetings of equity stockholders, provided, however, that the Sub-Adviser retains responsibility to take any investment-related actions regarding corporate actions (for example, participate in a tender offer, rights issue or buy back offer), unless the Manager gives the Sub-Adviser written instructions to the contrary. The Sub-Adviser will immediately forward any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested to the Manager or to any agent of the Manager designated by the Manager in writing.
(iii)	In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and record keeping responsibilities with respect to the Series. With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Fund’s custodian and portfolio accounting agent.
(iv)	The Sub-Adviser will assist the custodian and portfolio accounting agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Fund or adopted by the Board of Trustees, the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser. The parties acknowledge that the Sub-Adviser is not a custodian of the Series’ assets and will not take possession or custody of such assets.
(v)	The Sub-Adviser will provide the Manager, no later than the 10th business day following the end of each Series’ semi-annual period and fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 27(b)(7) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.
(vi)	The Sub-Adviser will complete and deliver to the Manager a written compliance checklist in a form provided by the Manager for each month by the 10th business day of the following month.
(b)	The Sub-Adviser will complete and deliver to the Manager by the 10th business day of each month a written report on each Series of the Fund that contains the following information as of the immediately previous month’s end.
(i)	A performance comparison to the Series benchmark listed in the prospectus as well as a comparison to other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities;
(ii)	Composition of the assets of each Series’ portfolio and the impact of key portfolio holdings and sector concentrations on the Series; and
(iii)	Confirmation of each Series’ current investment objective and Sub-Adviser’s projected plan to realize the Series’ investment objectives.
(c)	The Sub-Adviser will contact Morningstar to clarify any style box conflicts with each Series’ style and the anticipated timeframe in which Morningstar will remedy such conflicts, if any.
(d)	The Sub-Adviser will make available to the Fund and the Manager, promptly upon request, any of the Series’ investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Fund) as are necessary to assist the Fund and the Manager to comply with requirements of the 1940 Act and the Advisers Act, as well as other applicable laws. The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Series which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.
(e)	The Sub-Adviser will provide reports to the Fund’s Board of Trustees for consideration at meetings of the Board of Trustees on the investment program for each Series and the issuers and securities represented in each Series’ portfolio, and will furnish the Fund’s Board of Trustees with respect to each Series such periodic and special reports as the Trustees and the Manager may reasonably request.
(f)	The Sub-Adviser may from time to time, in its discretion, delegate certain of its responsibilities under this Agreement in respect of a Series to one or more qualified companies (each, a “sub-sub-adviser”), each of which is registered under the Advisers Act, provided that (i) any agreement with such sub-sub-adviser is approved by a majority of the Fund’s Board and a majority of the members of the Fund’s Board who are not parties to such agreement and who are not “interested persons,” as defined in the 1940 Act, of the Fund, the Adviser, the Sub-Adviser, or such sub-sub-adviser, and is approved by the vote of a majority of the outstanding voting securities of the applicable Series of the Fund to the extent required by applicable law and (ii) the separate costs of employing such sub-sub-advisers and of the sub-sub-advisers themselves are borne by the Sub-Adviser or the sub-sub-adviser and not by the Series in question. Notwithstanding any provision of any agreement between the Sub-Adviser and any sub-sub-adviser, for purposes of determining compliance by the Sub-Adviser with the requirements of this Agreement or of any applicable law governing the relationship between the Sub-Adviser and the Fund or any liability of the Sub-Adviser to the Fund (whether under this Agreement or otherwise and including any obligation to indemnify the Fund), any and all acts and omissions of any sub-sub-adviser or any person acting for or on behalf of a sub-sub-adviser shall be considered the acts and omissions of the Sub-Adviser as if they had been performed by the Sub-Adviser itself, and no limit of liability in any agreement between the Sub-Adviser and any sub-sub-adviser shall limit any liability of the Sub-Adviser to the Fund for any acts or omissions of the sub-sub-adviser. Any representations or warranties by the Sub-Adviser in respect of itself shall be deemed to be true and accurate in respect of each sub-sub-adviser, mutatis mutandis.
3.	Broker-Dealer Selection. The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for each Series’ portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction. The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Fund, and determined in consultation with the Manager, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm’s risk in positioning a block of securities. Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered. Subject to such policies as the Fund’s Board of Trustees or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s or the Manager’s overall responsibilities with respect to the Series and to their respective other clients as to which they exercise investment discretion. The Sub-Adviser will consult with the Manager to the end that portfolio transactions on behalf of a Series are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Manager. To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Series to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Fund’s Board of Trustees indicating the broker-dealers to which such allocations have been made and the basis therefor.
4.	Disclosure about Sub-Adviser. The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the Fund filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect. The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser’s Form ADV, Part II at the time the Form ADV is filed with the SEC.
5.	Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Fund shall be responsible for all the expenses of the Fund’s operations. In addition, if the Fund is required, under applicable law, to supplement the Registration Statement because of a change requested by the Sub-Adviser, the Sub-Adviser will reimburse the Fund and/or the Manager for the cost of preparing, printing and distributing such supplement, unless the Sub-Adviser is requesting the change in order to comply with an applicable law, rule or regulation.
6.	Compensation. For the services provided to each Series, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears. The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties. In accordance with the provisions of the Investment Management Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager; provided, however, that if the Fund fails to pay the Manager all or a portion of the Investment Management fee under said Investment Management Agreement when due, and the amount that was paid is insufficient to cover the Sub-Adviser’s fee under this Agreement for the period in question, then the Sub-Adviser may enforce against the Fund any rights it may have as a third-party beneficiary under the Investment Management Agreement and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Fund.
7.	Marketing Materials.
(a)	During the term of this Agreement, the Sub-Adviser agrees to furnish the Manager at its principal office for prior review and approval by the Manager all written and/or printed materials, including but not limited to, PowerPoint or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the “Marketing Materials”) for internal use or public dissemination, that are produced or are for use or reference by the Sub-Adviser, its affiliates or other designees, broker-dealers or the public in connection with the Series, and Sub-Adviser shall not use any such materials if the Manager reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. Marketing Materials may be furnished to the Manager by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery. Notwithstanding the foregoing, the Sub-Adviser may include the Fund’s performance in calculating its composites.
(b)	During the term of this Agreement, the Manager agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, or Marketing Materials prepared for distribution to shareholders of each Series, or the public that refer to the Sub-Adviser in any way, prior to the use thereof, and the Manager shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Manager agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Marketing Materials may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.
8.	Compliance.
(a)	The Sub-Adviser agrees to use reasonable compliance techniques as the Manager or the Board of Trustees may adopt, including any written compliance procedures.
(b)	The Sub-Adviser agrees that it shall promptly notify the Manager and the Fund (i) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Sub-Adviser further agrees to notify the Manager and the Fund promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Fund (which describes the Series), or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.
(c)	The Manager agrees that it shall promptly notify the Sub-Adviser (i) in the event that the SEC has censured the Manager or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.
9.	Books and Records. The Sub-Adviser hereby agrees that all records which it maintains for the Series are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund’s or the Manager’s request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act.
10.	Cooperation; Confidentiality. Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Fund. Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Fund and actions of the Fund, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Fund or the Manager by the Sub-Adviser, in connection with its duties under the Agreement, except that the aforesaid information need not be treated as confidential if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager or if received from a source other than the Manager, Sub-Adviser or the Fund. Notwithstanding the foregoing, the Sub-Adviser, the Fund or the Manager, as the case may be, may disclose the aforesaid information to the extent and only as long as and for the limited purposes as required to do so by a governmental agency or by operation of law, provided that the Sub-Adviser, the Fund or the Manager, as the case may be, to the extent legally permissible, furnishes prior written notice of such disclosure to and reasonably cooperates with, the party whose information is being disclosed in any effort to seek a protective order or other protection of the aforesaid information. Notwithstanding any of the foregoing the Sub-Adviser may disclose confidential information if specifically authorized by the Manager or Fund and the Manager or Fund may disclose confidential information if specifically authorized by the Sub-Adviser.
11.	Non-Exclusivity. The services of the Sub-Adviser to the Series and the Fund are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, provided.
12.	Prohibited Conduct. The Sub-Adviser may not consult with any other sub-adviser of the Fund concerning transactions in securities or other assets for any investment portfolio of the Fund, including the Series, except that such consultations are permitted between (a) the Sub-Adviser and any affiliate of the Sub-Adviser that is approved as an “investment adviser,” as that term is defined in the 1940 Act, to the Series (or those assets of the Series over which the Sub-Adviser is directed by the manager to provide investment advisory services) and (b) the current and successor sub-advisers of the Series in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

13.	Representations Respecting Sub-Adviser. The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Fund’s shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.
14.	Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.
15.	Liability. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser (a) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Fund that is not a Series hereunder, and (b) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser’s duties, or by reason of reckless disregard of the Sub-Adviser’s obligations and duties under this Agreement.
16.	Indemnification.
(a)	The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the Fund which (1) may be based upon the Manager’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Manager’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Fund or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Fund or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.
(b)	Notwithstanding Section 15 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Series which (1) may be based upon the Sub-Adviser’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Fund or any Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Fund, or any affiliated person of the Manager or Fund by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.
(c)	The Manager shall not be liable under Paragraph (a) of this Section 16 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person. The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.
(d)	The Sub-Adviser shall not be liable under Paragraph (b) of this Section 16 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.
17.	Duration and Termination.
(a)	With respect to each Series identified as a Series on Schedule A hereto as in effect on the date of this Agreement, unless earlier terminated with respect to any Series this Agreement shall continue in full force and effect for two years from the effective date of this Agreement. Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Fund, or (ii) the vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Fund who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.
With respect to any Series that is added to Schedule A hereto as a Series after the date of this Agreement, the Agreement shall become effective on the later of (i) the date Schedule A is amended to reflect the addition of such Series as a Series under the Agreement or (ii) the date upon which the shares of the Series are first sold to the public, subject to the condition that the Fund’s Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and the shareholders of such Series, shall have approved this Agreement. Unless terminated earlier as provided herein with respect to any such Series, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Series. Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Fund, or (ii) vote of a majority of the outstanding voting shares of such Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Fund who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise.
Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (i) by the Manager at any time, upon sixty (60) days’ written notice to the Sub-Adviser and the Fund, (ii) at any time without payment of any penalty by the Fund, by the Fund’s Board of Trustees or a majority of the outstanding voting securities of each Series, upon sixty (60) days’ written notice to the Manager and the Sub-Adviser, or (iii) by the Sub-Adviser upon sixty (60) days’ written notice unless the Fund or the Manager requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Fund or Manager not to exceed thirty (30) days beyond the initial sixty (60) days’ notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Fund, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Fund, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Fund as required by the terms of this Agreement.

In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Fund, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 9, 10, 13, 14, 15 and 16 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 17 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the Agreement was in effect, Section 6.
(b)	Notices. Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.
If to the Fund:
Voya Mutual Funds
7337 East Doubletree Ranch Road
Suite 100
Scottsdale, AZ 85258
Attention: Huey P. Falgout, Jr., Secretary
If to the Sub-Adviser:
Delaware Investments Fund Advisors
One Commerce Square, 2005 Market Street
Philadelphia, PA 19103
Attention: Patrick P. Coyne, President
If to the Manager:
Voya Investments, LLC
7337 East Doubletree Ranch Road
Suite 100
Scottsdale, AZ 85258
Attention: Huey P. Falgout, Jr., Senior Vice President and Chief Counsel
18.	Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved as required by applicable law.
19.	Use of Names.
(a)	It is understood that the name “Voya Investments, LLC.” or any trademark, trade name, service mark, or logo, or any variation of such trademark, service mark, or logo of the Manager or its affiliates, including but not limited to the mark “Voya®” (collectively, the “Voya Marks”) is the valuable property of the Manager and/or its affiliates, and that the Sub-Adviser has the right to use such Voya Marks only with the prior written consent of the Manager and only so long as the Sub-Adviser is a sub-adviser to the Fund and/or the Series. In the event that the Sub-Adviser is no longer the Sub-Adviser to the Fund and/or the Series, or upon the termination of the Investment Management Agreement between the Fund and the Manager without its replacement with another agreement, or the earlier request of the Manager, the Sub-Adviser shall, as soon as is reasonably possible, discontinue all use of the Voya Marks.
(b)	It is understood that the name “Delaware Investments,” or any trademark, trade name, service mark, or logo, or any variation of such trademark, trade name, service mark, or logo of the Sub-Adviser or its affiliates (collectively, the “Delaware Marks”) are the valuable property of the Sub-Adviser and its affiliates and that the Fund and/or the Series have the right to use such Delaware Marks in the names of the Series and in offering materials of the Fund only with the prior written approval of the Sub-Adviser and only for so long as the Sub-Adviser is a sub-adviser to the Fund and/or the Series. In the event that the Sub-Adviser is no longer the Sub-Adviser to the Fund and/or the Series, or upon the termination of the Investment Management Agreement between the Fund and the Manager without its replacement with another agreement, or the earlier request of the Sub-Adviser, the Manager shall, as soon as is reasonably possible, discontinue all use of the Delaware Marks.
20.	Miscellaneous.
(a)	This Agreement shall be governed by the laws of the State of Arizona, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof. The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.
(b)	The Manager and the Sub-Adviser acknowledge that the Fund enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Investment Management Agreement.

(c)	The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.
(d)	To the extent permitted under Section 17 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.
(e)	If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.
(f)	Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.
(g)	This Agreement may be executed in counterparts.
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APPENDIX C

FORM OF NEW SUB-SUB-ADVISORY AGREEMENT
MACQUARIE INVESTMENT MANAGEMENT GLOBAL LIMITED
AGREEMENT dated March 1, 2019, between Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust, a Delaware statutory trust (the “Sub-Advisor”), and Macquarie Investment Management Global Limited, a corporation organized under the laws of Australia (the “Sub-Sub-Advisor”).
WHEREAS, Voya Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company;
WHEREAS, the Trust is authorized to issue separate series, each of which will offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies and limitations;
WHEREAS, pursuant to a Management Agreement, effective as of May 1, 2015 (the “Management Agreement”), a copy of which has been provided to Sub-Advisor, the Trust has retained Voya Investments, LLC (the “Adviser”) to render advisory, management, and administrative services with respect to the Trust’s series;
WHEREAS, the Adviser has retained Sub-Advisor as investment sub-adviser to provide the investment advisory services to the Voya Multi-Manager Emerging Markets Equity Fund (the “Fund”) pursuant to an Amended and Restated Sub-Advisory Agreement effective as of March 1, 2019 (the “Sub-Advisory Agreement”);
WHEREAS, the Sub-Advisor wishes to retain Sub-Sub-Advisor to provide it with sub- advisory services as described below in connection with Sub-Advisor’s advisory activities with respect to the Fund, and the Trust and the Adviser have agreed that Sub-Advisor may retain an affiliated investment adviser to provide certain advisory activities with respect to the Fund so long as Sub-Advisor shall be as fully responsible to the Trust for the acts and omissions of the Sub-Sub-Advisor as it is for its own acts and omissions;
WHEREAS, this Agreement has been approved in accordance with applicable law, and the Sub-Sub-Advisor is willing to furnish such services upon the terms and conditions herein set forth;
NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:
1.	Appointment. The Sub-Advisor hereby appoints the Sub-Sub-Advisor as its agent to act as sub-adviser with respect to the Fund, and the Sub-Sub-Advisor accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.
2.	Services of the Sub-Sub-Advisor. Subject to the succeeding provisions of this section, and the oversight and supervision of the Sub-Advisor, the Adviser and the Trust's Board of Trustees, the Sub-Sub-Advisor may perform certain of the day-to-day operations of the Fund, which may include one or more of the following services, at the request of the Sub-Advisor: (a) arranging, subject to the provisions of paragraph 3 hereof, for the purchase and sale of securities and other assets of the Fund; (b) providing advice, investment research and credit analysis concerning the Fund's investments and investments that are under consideration for inclusion in the Fund, (c) assisting the Sub-Advisor in determining what portion of the Fund's assets will be invested in cash, cash equivalents and money market instruments, (d) placing orders for all purchases and sales of such investments made for the Fund, (e) quantitative support (including performance attribution analysis) to Sub-Adviser in connection with the Fund, and (f) maintaining the books and records as are required to support Fund investment operations. At the request of the Sub-Advisor, the Sub-Sub-Advisor will also, subject to the oversight and supervision of the Sub-Advisor, the Adviser and the Trust's Board of Trustees, provide to the Sub-Advisor or the Trust any of the facilities and equipment and perform any of the services described in Section 2 of the Sub-Advisory Agreement. In addition, the Sub-SubAdvisor will keep the Trust, the Adviser and the Sub-Advisor informed of developments materially affecting the Fund and shall, on its own initiative, furnish to the Fund from time to time whatever information the Sub-Sub-Advisor believes appropriate for this purpose. The Sub-Sub-Advisor will periodically communicate to the Sub-Advisor, at such times as the Sub-Advisor may direct, information concerning the purchase and sale of securities for the Fund, including: (a) the name of the issuer, (b) the amount of the purchase or sale, (c) the name of the broker or dealer, if any, through which the purchase or sale will be effected, (d) the CUSIP number of the instrument, if any, and (e) such other information as the Sub-Advisor may reasonably require for purposes of fulfilling its obligations to the Trust under the Sub-Advisory Agreement. The Sub-Sub-Advisor will provide the services rendered by it under this Agreement in accordance with the Fund's investment objectives, policies and restrictions as stated in the Fund's Prospectus and Statement of Additional Information (as currently in effect and as they may be amended or supplemented from time to time) and the resolutions of the Trust's Board of Trustees.

3.	Covenants.
(a)	In the performance of its duties under this Agreement, the Sub-Sub- Advisor shall at all times conform to, and act in accordance with, any requirements imposed by: (i ) the provisions of the 1940 Act and the Investment Advisors Act of 1940, as amended (the “Advisor s Act”) and all applicable Rules and Regulations of the Securities and Exchange Commission (the “SEC”); (ii) any other applicable provision of law; (iii) the provisions of the Declaration of Trust and By-Laws of the Trust, as such documents are amended from time to time; (iv) the investment objectives and policies of the Fund as set forth in the Fund's Registration Statement on Form N-1 A and/or the resolutions of the Board of Trustees; and (v) any policies and determinations of the Board of Trustees of the Trust; and
(b) In addition, the Sub-Sub-Advisor will:
(i) place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Sub-Sub-Advisor will attempt to obtain the best execution of its orders. The Sub-Advisor has been provided with a copy of the Sub-Sub-Advisor's order execution policy and hereby confirms that it has read and understood the information in the order execution policy and agrees to it. In placing orders, the Sub-Sub-Advisor will consider the experience and skill of the firm's securities traders as well as the firm's financial responsibility and administrative efficiency. Consistent with this obligation, the Sub-Sub-Advisor may select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of the Sub-Advisor or the Sub-SubAdvisor. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Sub-Sub-Advisor hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Sub-SubAdvisor determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Sub-Advisor and the Sub-SubAdvisor to the Fund and their other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. Subject to the foregoing and the provisions of the 1940 Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Sub-Sub-Advisor may select brokers and dealers with which it or the Fund is affiliated;
(ii) maintain books and records with respect to the Fund's securities transactions and will render to the Sub-Advisor, the Adviser and the Trust's Board of Trustees such periodic and special reports as they may request;
(iii) maintain a policy and practice of conducting its investment advisory services hereunder independently of the commercial banking operations of its affiliates. When the Sub-Sub-Advisor makes investment recommendations for the Fund, its investment advisory personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Fund's account are customers of the commercial department of its affiliates; and
(iv) treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund, and the Fund's prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder. Notwithstanding the foregoing, the Sub-Sub-Adviser may disclose the aforesaid information to the extent and only as long as and for the limited purposes as required to do so by a governmental agency or by operation of law, provided that the Sub-Sub-Adviser, to the extent legally permissible, furnishes prior written notice of such disclosure to and reasonably cooperates with, the Fund in any effort to seek a protective order or other protection of the aforesaid information.
4.	Services Not Exclusive. Nothing in this Agreement shall prevent the Sub-Sub- Advisor or any officer, employee or other affiliate thereof from acting as investment advisor for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Sub-Sub-Advisor or any of its officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Sub-Sub-Advisor will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.
5.	Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Sub-Advisor hereby agrees that all records which it maintains for the Fund are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust's request. The Sub-Sub-Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31al under the 1940 Act (to the extent such books and records are not maintained by the SubAdvisor).
6.	Compensation. For that portion of the Fund for which Sub-Sub-Advisor acts as sub-sub-advisor, Sub-Advisor agrees to pay to Sub-Sub-Advisor and Sub-Sub-Advisor agrees to accept as full compensation for all services rendered by Sub-Sub-Advisor as such a monthly fee in arrears at an annual rate equal to 0% of the fee received by the Sub-Advisor from the Advisor pursuant to the Sub-Advisory Agreement. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.
7.	Representations of Parties.
(a)	Representations of Sub-Advisor. Sub-Advisor represents, warrants and agrees as follows: (1) Sub-Advisor is duly authorized to delegate to Sub-Sub-Advisor the provision of investment services to the Fund as contemplated in this Agreement; and (2) Sub-Advisor (i) is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, all applicable federal or state requirements, and the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify Sub-Sub-Advisor of the occurrence of any event that would disqualify Sub-Advisor from serving as an investment adviser of any investment company pursuant to Section 9(a) of the 1940 Act or otherwise.
(b)	Representations of Sub-Sub-Advisor. Sub-Sub-Advisor represents, warrants and agrees as follows: Sub-Sub-Advisor (i) is authorized and regulated by the Australian Securities and Investments Commission (“ASIC”) and is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, all applicable federal or state requirements, and the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify Sub-Advisor of the occurrence of any event that would disqualify Sub-Sub-Advisor from serving as an investment adviser of any investment company pursuant to Section 9(a) of the 1940 Act or otherwise.
8.	Limitation on Liability. The Sub-Sub-Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by the Sub-Advisor or by the Trust or the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement. As used in this Paragraph 8, the term “Sub-Sub-Advisor” shall include any affiliates of the Sub-Sub-Advisor, with the exception of the Sub-Advisor, performing services for the Fund contemplated hereby and the partners, directors, officers and employees of the Sub-Sub-Advisor and such affiliates.
Sub-Advisor will indemnify Sub-Sub-Advisor against any expense, cost, charge, loss or liability incurred by Sub-Sub-Advisor arising out of, or in connection with:
(a)            Sub-Sub-Advisor or any of its officers or agents acting under this Agreement; or
(b)           any negligence, fraud, dishonesty or breach of this Agreement or any law or regulation by Sub-Advisor, its officers, employees or agents relating to Sub-Advisor’s performance of this Agreement (for the purposes of this Section 8 indemnification, Sub-Sub-Advisor shall not be considered an agent of Sub-Advisor), except insofar as any loss, liability, cost, charge or expense is caused by the breach of fiduciary duty, willful misfeasance, bad faith, gross negligence, or from reckless disregard of its duties under this Agreement by Sub-Sub-Advisor or any of its officers, employees or agents.  This obligation continues after the termination of this Agreement.
9.	Duration and Termination. This Agreement shall become effective as of the date hereof and, unless sooner terminated with respect to the Fund as provided herein, shall continue in effect for a period of two years. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund for successive periods of 12 months, provided such continuance is specifically approved at least annually by both (a) the vote of a majority of the Trust’s Board of Trustees or a vote of a majority of the outstanding voting securities of the Fund at the time outstanding and entitled to vote and (b) by the vote of a majority of the Trustees, who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Trust or the Sub-Advisor at any time, without the payment of any penalty, upon giving the Sub-Sub-Advisor 60 days’ notice (which notice may be waived by the Sub-Sub-Advisor), provided that such termination by the Trust or the Sub-Advisor shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a majority of the outstanding voting securities of the Fund entitled to vote, or by the Sub-Sub-Advisor on 60 days’ written notice (which notice may be waived by the Trust and the Sub-Advisor), and will terminate automatically upon any termination of the Sub-Advisory Agreement between the Trust and the Sub-Advisor. This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meanings of such terms in the 1940 Act.)
10.	Notices. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.
11.	Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any amendment of this Agreement shall be subject to the 1940 Act.
12.	Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.
13.	Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act.

14.	Counterparts. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.
15.	Anti-Money Laundering Program. Sub-Sub-Advisor and Sub-Advisor each agree that: (i) it has in place an anti-money laundering program that is designed to comply with all applicable requirements of United States Federal anti-money laundering laws, including the USA PATRIOT Act; and (ii) it will comply with any other “know your customer” requirements. Unless otherwise agreed, each party acknowledges that it is its responsibility to monitor client transactions in order to detect attempted or actual money laundering. Each party also agrees to certify to the other, upon request, on a periodic basis that it is in compliance with the forgoing. In addition, each party agrees to permit inspection by U.S. federal departments or regulatory agencies with appropriate jurisdiction and to make available to examiners from such departments or regulatory agencies such information and records relating to the party’s anti-money laundering program as they may reasonably request.
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FORM OF NEW SUB-SUB-ADVISORY AGREEMENT
MACQUARIE FUNDS MANAGEMENT HONG KONG LIMITED
AGREEMENT dated March 1, 2019, between Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust, a Delaware statutory trust (the “Sub-Advisor”), and Macquarie Funds Management Hong Kong Limited, a corporation organized under the laws of Hong Kong (the “Sub-Sub-Advisor”).
WHEREAS, Voya Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company;
WHEREAS, the Trust is authorized to issue separate series, each of which will offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies and limitations;
WHEREAS, pursuant to a Management Agreement, effective as of May 1, 2015 (the “Management Agreement”), a copy of which has been provided to Sub-Advisor, the Trust has retained Voya Investments, LLC (the “Adviser”) to render advisory, management, and administrative services with respect to the Trust’s series;
WHEREAS, the Adviser has retained Sub-Advisor as investment sub-adviser to provide the investment advisory services to the Voya Multi-Manager Emerging Markets Equity Fund (the “Fund”) pursuant to an Amended and Restated Sub-Advisory Agreement effective as of March 1, 2019 (the “Sub-Advisory Agreement”);
WHEREAS, the Sub-Advisor wishes to retain Sub-Sub-Advisor to provide it with sub- advisory services as described below in connection with Sub-Advisor’s advisory activities with respect to the Fund, and the Trust and the Adviser have agreed that Sub-Advisor may retain an affiliated investment adviser to provide certain advisory activities with respect to the Fund so long as Sub-Advisor shall be as fully responsible to the Trust for the acts and omissions of the Sub-Sub-Advisor as it is for its own acts and omissions;
WHEREAS, this Agreement has been approved in accordance with applicable law, and the Sub-Sub-Advisor is willing to furnish such services upon the terms and conditions herein set forth;
NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:
1.	Appointment. The Sub-Advisor hereby appoints the Sub-Sub-Advisor as its agent to act as sub-adviser with respect to the Fund, and the Sub-Sub-Advisor accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.
2.	Services of the Sub-Sub-Advisor. Subject to the succeeding provisions of this section, and the oversight and supervision of the Sub-Advisor, the Adviser and the Trust's Board of Trustees, the Sub-Sub-Advisor may perform certain of the day-to-day operations of the Fund, which may include one or more of the following services, at the request of the Sub-Advisor: (a) arranging, subject to the provisions of paragraph 3 hereof, for the purchase and sale of securities and other assets of the Fund; (b) providing advice, investment research and credit analysis concerning the Fund's investments and investments that are under consideration for inclusion in the Fund, (c) assisting the Sub-Advisor in determining what portion of the Fund's assets will be invested in cash, cash equivalents and money market instruments, (d) placing orders for all purchases and sales of such investments made for the Fund, (e) quantitative support (including performance attribution analysis) to Sub-Adviser in connection with the Fund, and (f) maintaining the books and records as are required to support Fund investment operations. At the request of the Sub-Advisor, the Sub-Sub-Advisor will also, subject to the oversight and supervision of the Sub-Advisor, the Adviser and the Trust's Board of Trustees, provide to the Sub-Advisor or the Trust any of the facilities and equipment and perform any of the services described in Section 2 of the Sub-Advisory Agreement. In addition, the Sub-SubAdvisor will keep the Trust, the Adviser and the Sub-Advisor informed of developments materially affecting the Fund and shall, on its own initiative, furnish to the Fund from time to time whatever information the Sub-Sub-Advisor believes appropriate for this purpose. The Sub-Sub-Advisor will periodically communicate to the Sub-Advisor, at such times as the Sub-Advisor may direct, information concerning the purchase and sale of securities for the Fund, including: (a) the name of the issuer, (b) the amount of the purchase or sale, (c) the name of the broker or dealer, if any, through which the purchase or sale will be effected, (d) the CUSIP number of the instrument, if any, and (e) such other information as the Sub-Advisor may reasonably require for purposes of fulfilling its obligations to the Trust under the Sub-Advisory Agreement. The Sub-Sub-Advisor will provide the services rendered by it under this Agreement in accordance with the Fund's investment objectives, policies and restrictions as stated in the Fund's Prospectus and Statement of Additional Information (as currently in effect and as they may be amended or supplemented from time to time) and the resolutions of the Trust's Board of Trustees.
3.	Covenants.
(a)	In the performance of its duties under this Agreement, the Sub-Sub- Advisor shall at all times conform to, and act in accordance with, any requirements imposed by: (i ) the provisions of the 1940 Act and the Investment Advisors Act of 1940, as amended (the “Advisor s Act”) and all applicable Rules and Regulations of the Securities and Exchange Commission (the “SEC”); (ii) any other applicable provision of law; (iii) the provisions of the Declaration of Trust and By-Laws of the Trust, as such documents are amended from time to time; (iv) the investment objectives and policies of the Fund as set forth in the Fund's Registration Statement on Form N-1 A and/or the resolutions of the Board of Trustees; and (v) any policies and determinations of the Board of Trustees of the Trust; and
(b) In addition, the Sub-Sub-Advisor will:
(i)	place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Sub-Sub-Advisor will attempt to obtain the best execution of its orders. The Sub-Advisor has been provided with a copy of the Sub-Sub-Advisor's order execution policy and hereby confirms that it has read and understood the information in the order execution policy and agrees to it. In placing orders, the Sub-Sub-Advisor will consider the experience and skill of the firm's securities traders as well as the firm's financial responsibility and administrative efficiency. Consistent with this obligation, the Sub-Sub-Advisor may select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of the Sub-Advisor or the Sub-SubAdvisor. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Sub-Sub-Advisor hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Sub-SubAdvisor determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Sub-Advisor and the Sub-SubAdvisor to the Fund and their other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. Subject to the foregoing and the provisions of the 1940 Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Sub-Sub-Advisor may select brokers and dealers with which it or the Fund is affiliated;
(ii) maintain books and records with respect to the Fund's securities transactions and will render to the Sub-Advisor, the Adviser and the Trust's Board of Trustees such periodic and special reports as they may request;
(iii) maintain a policy and practice of conducting its investment advisory services hereunder independently of the commercial banking operations of its affiliates. When the Sub-Sub-Advisor makes investment recommendations for the Fund, its investment advisory personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Fund's account are customers of the commercial department of its affiliates; and
(iv) treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund, and the Fund's prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder. Notwithstanding the foregoing, the Sub-Sub-Adviser may disclose the aforesaid information to the extent and only as long as and for the limited purposes as required to do so by a governmental agency or by operation of law, provided that the Sub-Sub-Adviser, to the extent legally permissible, furnishes prior written notice of such disclosure to and reasonably cooperates with, the Fund in any effort to seek a protective order or other protection of the aforesaid information.
4.	Services Not Exclusive. Nothing in this Agreement shall prevent the Sub-Sub- Advisor or any officer, employee or other affiliate thereof from acting as investment advisor for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Sub-Sub-Advisor or any of its officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Sub-Sub-Advisor will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.
5.	Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Sub-Advisor hereby agrees that all records which it maintains for the Fund are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust's request. The Sub-Sub-Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31al under the 1940 Act (to the extent such books and records are not maintained by the SubAdvisor).
6.	Compensation. For that portion of the Fund for which Sub-Sub-Advisor acts as sub-sub-advisor, Sub-Advisor agrees to pay to Sub-Sub-Advisor and Sub-Sub-Advisor agrees to accept as full compensation for all services rendered by Sub-Sub-Advisor as such a monthly fee in arrears at an annual rate equal to 0% of the fee received by the Sub-Advisor from the Advisor pursuant to the Sub-Advisory Agreement. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.
7.	Representations of Parties.
(a)	Representations of Sub-Advisor. Sub-Advisor represents, warrants and agrees as follows: (1) Sub-Advisor is duly authorized to delegate to Sub-Sub-Advisor the provision of investment services to the Fund as contemplated in this Agreement; and (2) Sub-Advisor (i) is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, all applicable federal or state requirements, and the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify Sub-Sub-Advisor of the occurrence of any event that would disqualify Sub-Advisor from serving as an investment adviser of any investment company pursuant to Section 9(a) of the 1940 Act or otherwise.
(b)	Representations of Sub-Sub-Advisor. Sub-Sub-Advisor represents, warrants and agrees as follows: Sub-Sub-Advisor (i) is authorized and regulated by the Securities and Futures Commission of Hong Kong and is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, all applicable federal or state requirements, and the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify Sub-Advisor of the occurrence of any event that would disqualify Sub-Sub-Advisor from serving as an investment adviser of any investment company pursuant to Section 9(a) of the 1940 Act or otherwise.
8.	Limitation on Liability. The Sub-Sub-Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by the Sub-Advisor or by the Trust or the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement. As used in this Paragraph 8, the term “Sub-Sub-Advisor” shall include any affiliates of the Sub-Sub-Advisor, with the exception of the Sub-Advisor, performing services for the Fund contemplated hereby and the partners, directors, officers and employees of the Sub-Sub-Advisor and such affiliates.
Sub-Advisor will indemnify Sub-Sub-Advisor against any expense, cost, charge, loss or liability incurred by Sub-Sub-Advisor arising out of, or in connection with:
(a)            Sub-Sub-Advisor or any of its officers or agents acting under this Agreement; or
(b)           any negligence, fraud, dishonesty or breach of this Agreement or any law or regulation by Sub-Advisor, its officers, employees or agents relating to
Sub-Advisor’s performance of this Agreement (for the purposes of this Section 8 indemnification, Sub-Sub-Advisor shall not be considered an agent of Sub-Advisor), except insofar as any loss, liability, cost, charge or expense is caused by the breach of fiduciary duty, willful misfeasance, bad faith, gross negligence, or from reckless disregard of its duties under this Agreement by Sub-Sub-Advisor or any of its officers, employees or agents.  This obligation continues after the termination of this Agreement.
9.	Duration and Termination. This Agreement shall become effective as of the date hereof and, unless sooner terminated with respect to the Fund as provided herein, shall continue in effect for a period of two years. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund for successive periods of 12 months, provided such continuance is specifically approved at least annually by both (a) the vote of a majority of the Trust’s Board of Trustees or a vote of a majority of the outstanding voting securities of the Fund at the time outstanding and entitled to vote and (b) by the vote of a majority of the Trustees, who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Trust or the Sub-Advisor at any time, without the payment of any penalty, upon giving the Sub-Sub-Advisor 60 days’ notice (which notice may be waived by the Sub-Sub-Advisor), provided that such termination by the Trust or the Sub-Advisor shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a majority of the outstanding voting securities of the Fund entitled to vote, or by the Sub-Sub-Advisor on 60 days’ written notice (which notice may be waived by the Trust and the Sub-Advisor), and will terminate automatically upon any termination of the Sub-Advisory Agreement between the Trust and the Sub-Advisor. This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meanings of such terms in the 1940 Act.)
10.	Notices. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.
11.	Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any amendment of this Agreement shall be subject to the 1940 Act.
12.	Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.
13.	Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act.
14.	Counterparts. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.
15.	Anti-Money Laundering Program. Sub-Sub-Advisor and Sub-Advisor each agree that: (i) it has in place an anti-money laundering program that is designed to comply with all applicable requirements of United States Federal anti-money laundering laws, including the USA PATRIOT Act; and (ii) it will comply with any other “know your customer” requirements. Unless otherwise agreed, each party acknowledges that it is its responsibility to monitor client transactions in order to detect attempted or actual money laundering. Each party also agrees to certify to the other, upon request, on a periodic basis that it is in compliance with the forgoing. In addition, each party agrees to permit inspection by U.S. federal departments or regulatory agencies with appropriate jurisdiction and to make available to examiners from such departments or regulatory agencies such information and records relating to the party’s anti-money laundering program as they may reasonably request.
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APPENDIX D: INTERESTED TRUSTEE AND OFFICERS OF THE FUND
Name and Title of the Interested Trustee and each Officer of the Fund
Michael Bell – Chief Executive Officer
Dina Santoro – Interested Trustee, President
Stanley D. Vyner – Executive Vice President, Chief Investment Risk Officer
James M. Fink – Executive Vice President
Kevin M. Gleason – Chief Compliance Officer
Todd Modic – Senior Vice President, Chief/Principal Financial Officer, Assistant Secretary
Kimberly A. Anderson – Senior Vice President
Robert Terris – Senior Vice President
Fred Bedoya – Vice President and Treasurer
Maria M. Anderson – Vice President
Sara M. Donaldson – Vice President
Micheline S. Faver – Vice President
Robyn L. Ichilov – Vice President
Jason Kadavy – Vice President
Andrew K. Schlueter – Vice President
Kimberly K. Springer – Vice President
Craig Wheeler – Vice President
Monia Piacenti – Anti-Money Laundering Officer
Huey P. Falgout, Jr. – Secretary
Paul A. Caldarelli – Assistant Secretary
Theresa K. Kelety – Assistant Secretary

APPENDIX E: BENEFICIAL OWNERSHIP AS OF THE RECORD DATE
The following table provides information about the persons or entities who, to the knowledge of the Fund, owned beneficially or of record 5% or more of any class of the Fund’s outstanding shares as of March 1, 2019.
Name and Address of Shareholder	Percent of Class of Shares, Number of Shares, and Type of Ownership	Percentage of Fund
Voya Solution 2025 Portfolio Attn Voya Operations 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	11.2% Class I; 2,751,407.32 shares; Beneficial	8.4%
Voya Solution 2035 Portfolio Attn Voya Operations 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	14.1% Class I; 3,463,825.29 shares; Beneficial	10.6%
Voya Solution 2045 Portfolio Attn Voya Operations 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	14.6% Class I; 3,586,656.26 shares; Beneficial	11.1%
Voya Global Diversified Payment Fund Attn Voya Operations 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	7.8% Class I; 1,916,158.67 shares; Beneficial	5.9%
Voya Solution Moderately Aggressive Portfolio Attn Voya Operations 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	12.4% Class I; 3,046,201.21 shares; Beneficial	9.4%
Voya Target Retirement 2020 Fund Attn Voya Operations 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	5.4% Class P3; 23,410.01 shares; Beneficial	0.1%
Voya Target Retirement 2025 Fund Attn Voya Operations 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	15.8% Class P3; 68,495,97 shares; Beneficial	0.2%
Voya Target Retirement 2030 Fund Attn Voya Operations 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	13.4% Class P3; 58,091.52 shares; Beneficial	0.2%
Voya Target Retirement 2035 Fund Attn Voya Operations 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	15.1% Class P3; 65,461.34 shares; Beneficial	0.2%
Voya Target Retirement 2040 Fund Attn Voya Operations 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	11.9% Class P3; 51,588.74 shares; Beneficial	0.2%
Voya Target Retirement 2045 Fund Attn Voya Operations 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	12.7% Class P3; 55,056.89 shares; Beneficial	0.2%
Voya Target Retirement 2050 Fund Attn Voya Operations 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	9.6% Class P3; 41,617.80 shares; Beneficial	0.1%
Voya Target Retirement 2055 Fund Attn Voya Operations 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	8.1% Class P3; 35,115.02 shares; Beneficial	0.1%

Name and Address of Shareholder	Percent of Class of Shares, Number of Shares, and Type of Ownership	Percentage of Fund
National Financial Services LLC For Exclusive Benefit of Our Customers 499 Washington Blvd Floor 5 Jersey City, MN 07310-2010	9.2% Class A; 182,310.85 shares; Beneficial	0.6%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-001	5.4% Class A; 107,008.54 shares; 7.2% Class C; 20,307.43 shares; 97.2% Class W; 5,104,784.08 shares; Beneficial	16.1%
Charles Schwab & Co Inc. Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4122	15.4% Class A; 305,172.51 shares; Beneficial	0.9%
JPMorgan Securities LLC For the Exclusive Benefit of Our Customers 4 Chase Metrotech Center Brooklyn, NY	29.5% Class C; 83,204.06 shares; Beneficial	0.3%
Morgan Stanley LLC For the Exclusive Benefit of its Customers 1 New York, NY 10004-1901	10.8% Class C; 30,461.14 shares; Beneficial	0.1%
Wells Fargo Clearing Svcs LLC 2801 Market Street St. Louis, MO 63103	5.9% Class C; 16,640.81 shares; Beneficial	0.1%
RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn Mutual Fund Ops Manager 60 S. 6th Street Minneapolis, MN 55402-4400	5.4% Class C; 15,230.57 shares; Beneficial	0.1%
Charles Schwab & Co Inc. Special Custody Acct FBO Customers Attn Mutual Funds 211 Main St San Francisco, CA 94105	6.4% Class C; 18,051.05 shares; Beneficial	0.1%
LPL Financial Omnibus Customer Account Attn Lindsay O’Toole 4707 Executive Drive San Diego, CA 92121	9.9% Class C; 27,922,71 shares; Beneficial	0.1%
Voya Investment Management Co. LLC Attn Robby Presser 230 Park Avenue 13trh Floor New York, NY 10169	100.00% Class P; Beneficial	0.0%
MLPF&S For the sole Benefit of Customers Attn Fund Administration 4800 Deer Lake Dr. East 3rd Floor	84.3% Class R% 8,396,65 shares; Beneficial	0.0%

Name and Address of Shareholder	Percent of Class of Shares, Number of Shares, and Type of Ownership	Percentage of Fund
Ascensus Trust Company FBO Greenberg Enterprises Retirement Plan P.O. Box 10758 Fargo ND	13.0% Class R; 1,294.85 shares; Beneficial	0.0%

IMPORTANT NOTICE REGARDING THE AVAILABLILITY OF AN INFORMATION STATEMENT
Relating to
Voya Multi-Manager Emerging Markets Equity Fund
(a series of Voya Mutual Funds)
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034
1-800-992-0180
This communication (the “Notice”) presents only an overview of a more complete Information Statement that is available to you on the internet relating to Voya Multi-Manager Emerging Markets Equity Fund (the “Fund”), a series of Voya Mutual Funds (the “Registrant”). The Information Statement details the addition of two new sub-sub-advisers to the sleeve (the “Delaware Sleeve”) of the Fund’s assets managed by Delaware Investments Fund Advisers (“DIFA” or “Sub-Adviser”), a series of Macquarie Investment Management Business Trust (“Macquarie”). Effective March 1, 2019, the two new sub-sub-advisers are Macquarie Investment Management Global Limited and Macquarie Funds Management Hong Kong Limited (together, the “New Sub-Sub-Advisers”), each of which is an affiliate of DIFA. DIFA is one of three sub-advisers to the Fund. The other two sub-advisers are J.P. Morgan Investment Management Inc. and Van Eck Associates Corporation. Each of the three sub-advisers manages individual sleeves. The two New Sub-Sub-Advisers have been retained to provide services only to the Delaware Sleeve.
At a meeting held on January 25, 2019, the Board of Trustees of the Registrant (the “Board”) approved amending the sub-advisory agreement between Voya Investments, LLC (“Voya Investments” or the “Adviser”), the Fund’s investment adviser, and DIFA (the “Amendment”) permitting DIFA to engage sub-sub-advisers to provide services to the Delaware Sleeve. In addition, the Board approved new sub-sub-advisory agreements (each a “New Sub-Sub-Advisory Agreement”) between Macquarie and the New Sub-Sub-Advisers. DIFA continues to serve as the sub-adviser to the Delaware Sleeve; the New Sub-Sub-Advisers would provide services to the Delaware Sleeve as and to the extent DIFA delegates its sub-advisory services to them from time to time. The addition of the New Sub-Sub-Advisers was reflected in the Fund’s registration statement effective February 28, 2019.
The Amendment and the appointment of each New Sub-Sub-Adviser were effected in accordance with an exemptive order (the “Order”) that the U.S Securities and Exchange Commission granted to the Registrant permitting the Adviser to enter into and materially amend sub-advisory agreements and sub-sub-advisory agreements with unaffiliated and certain affiliated sub-advisers and sub-sub-advisers solely with Board approval, subject to certain conditions, and without obtaining shareholder approval. Consequently, the Registrant is not soliciting proxies to approve this change. The Order does, however, require that an information statement be provided to you containing much of the same information that would have been included in a proxy statement soliciting approval of the Amendment and the New Sub-Sub-Advisory Agreements. In lieu of physical or electronic mail delivery of the Information Statement (other than on request as described below), the Fund will make the Information Statement available to you online.
The Information Statement will be available to review on the Internet at http://www.proxyvote.com/voya until July 25, 2019. A paper or email copy of the Information Statement may be obtained, without charge, by contacting the Fund at the address or phone number listed above. If you want to receive a paper or email copy of the Information Statement, you must request one no later than April 26, 2020.